UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 2, 2024

Civitas Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 293-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 2, 2023, Civitas Resources, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission announcing the completion, on August 2, 2023, of the Company’s acquisition of all of the issued and outstanding equity interests of (i) Hibernia Energy III, LLC, a Delaware limited liability company (“Hibernia Energy”), and Hibernia Energy III-B, LLC, a Delaware limited liability company, and (ii) Tap Rock AcquisitionCo, LLC, a Delaware limited liability company (“Tap Rock AcquisitionCo”), Tap Rock Resources II, LLC, a Delaware limited liability company (“Tap Rock II”), and Tap Rock NM10 Holdings, LLC, a Delaware limited liability company (the “Acquisition”). The Company amended the Original Report on September 29, 2023 to file (i) the audited consolidated financial statements of Hibernia Energy as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021, (ii) the unaudited consolidated financial statements of Hibernia Energy as of June 30, 2023 and for the six months ended June 30, 2023 and 2022, (iii) the audited consolidated financial statements of Tap Rock AcquisitionCo as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021, (iv) the unaudited consolidated financial statements of Tap Rock AcquisitionCo as of June 30, 2023 and for the six months ended June 30, 2023 and 2022, (v) the audited consolidated financial statements of Tap Rock II as of December 31, 2022 and 2021 and for the years ended December 31, 2022 and 2021, (vi) the unaudited condensed consolidated financial statements of Tap Rock II as of June 30, 2023 and for the six months ended June 30, 2023 and 2022 and (vii) the unaudited pro forma condensed combined financial information of the Company as of June 30, 2023, for the six months ended June 30, 2023, and for the year ended December 31, 2022. The Company is filing this Current Report on Form 8-K to provide certain additional pro forma financial information relating to the Acquisition.

Item 8.01.	Other Events.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 is filed herewith and attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Unaudited Pro Forma Condensed Combined Financial Information of Civitas Resources, Inc. for the nine months ended September 30, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2024		Civitas Resources, Inc.

	By:	/s/ Adrian Milton
	Name:	Adrian Milton
	Title:	Senior Vice President, General Counsel and Assistant Corporate Secretary